Exhibit 99.1

Thoma Bravo-PROS Strategic Plans Press Release

Thoma Bravo and PROS Holdings, Inc. Announce Strategic Plans for PROS Business Segments

Following Acquisition, Thoma Bravo Plans to Accelerate PROS’ Travel Segment as a Standalone

Business and Bolster Conga with Addition of PROS’ B2B Segment

HOUSTON & SAN FRANCISCO – OCTOBER 1, 2025 – Thoma Bravo, a leading software investment firm, and PROS Holdings, Inc. (NYSE: PRO) (“PROS”), a leading provider of AI-powered SaaS pricing and selling solutions, today announced the post-closing plans for PROS. Following the completion of Thoma Bravo’s planned acquisition of PROS, which was announced on September 22, 2025 and is expected to close in Q4 2025, Thoma Bravo intends to run the travel business of PROS as a platform investment while existing portfolio company Conga, a leader for AI-powered innovation in configure, price, quote (CPQ), contract lifecycle management (CLM) and document automation, will combine with the B2B business of PROS.

“We are thrilled to be investing in PROS and excited by the opportunities ahead to grow the travel business,” said A.J. Rohde, a Senior Partner at Thoma Bravo. “In the large and hyper-competitive airline and travel industry, there is increasing pressure to streamline pricing and selling systems to help customers grow and increase revenue. Trusted by airlines and travel companies worldwide, PROS is well-positioned to lead in this growing market, and we are confident that our deep operational experience and software expertise will further PROS’ market-leading AI offering.”

“This strategic plan will enable PROS to better serve customers through deep domain expertise and accelerate growth with focused innovation across both the B2B and travel sectors,” said PROS CEO, Jeff Cotten. “Combining PROS’ B2B business and Conga will unlock a broader, more powerful solution portfolio that expands on the offerings the business can deliver to customers and drives greater value across every stage of their commercial operations. Meanwhile, with Thoma Bravo’s support, the travel business will be equipped to further invest in innovation, grow our airline and travel platform and fortify our position as a market leader in this dynamic sector.”

“This is an exciting new growth stage for PROS and continues to build on the trust that our customers have in PROS with greater agility and flexibility,” said Surain Adyanthaya, President of Global Industries at PROS. “With Thoma Bravo’s conviction in our travel business, we believe we are strongly positioned to help our customers grow and continue to improve our operational efficiency in an AI-led era,” said Ajay Damani, Executive Vice President of Engineering at PROS.

Commenting on Conga’s planned combination with PROS’ B2B business, Holden Spaht, a Managing Partner at Thoma Bravo, said: “We are excited to combine Conga, our revenue lifecycle management platform, with PROS’ AI-driven pricing optimization capabilities. The combination of these two market leaders addresses the increasing need for enterprises to dynamically price and quote complex SKU bundles in the age of AI.”

Under the terms of PROS’ agreement to be acquired by Thoma Bravo, at closing, PROS shareholders will receive $23.25 per share in cash, representing a premium of approximately 41.7 percent over PROS’ closing share price on September 19, 2025, the last full trading day prior to the transaction announcement, and a 53.2 percent premium to PROS’ volume weighted average share price over the 30-day period ending the same date.

About Thoma Bravo

Thoma Bravo is one of the largest software-focused investors in the world, with approximately $181 billion in assets under management as of June 30, 2025. Through its private equity, growth equity and credit strategies, the firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging Thoma Bravo’s deep sector knowledge and strategic and operational expertise, the firm collaborates with its portfolio companies to implement operating best practices and drive growth initiatives. Over the past 20+ years, the firm has acquired or invested in approximately 555 companies representing approximately $285 billion in enterprise value (including control and non-control investments). The firm has offices in Chicago, Dallas, London, Miami, New York, and San Francisco. For more information, visit Thoma Bravo’s website at www.thomabravo.com.

About PROS

PROS Holdings, Inc. (NYSE: PRO) is a leading provider of SaaS solutions that optimize omnichannel shopping and selling experiences, powering intelligent commerce. Leveraging leadership in revenue and pricing science, the PROS Platform combines predictive AI, real-time analytics, and powerful automation to dynamically match offers to buyers and prices to products. Businesses win more with PROS. Learn more at pros.com.

About Conga

Conga, the Revenue Company, is the pioneer and market leader in Revenue Lifecycle Management. Its platform is chosen by the world’s growth champions to accelerate the end-to-end revenue lifecycle and achieve a Revenue Advantage. Conga brings Configure, Price, Quote, Contract Lifecycle Management, and Document Automation capabilities together on a single open platform that works with any ERP, any CRM, and any Cloud. Conga is born for the top line—powered by a unified revenue data model, complete revenue intelligence, and purpose-built AI—to help companies grow, protect, and expand their revenue.

Conga delivers a Revenue Advantage to over 10,000 customers and 6.4 million users around the world. More than 7 million contracts and 46 million quotes are generated annually with Conga. Founded in 2006, the company is headquartered in Broomfield, CO and has offices across the United States, India, and Ireland. Visit conga.com for more information.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving PROS, Portofino Parent, LLC and Portofino Merger Sub, Inc. PROS expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of PROS’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. PROS may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that PROS may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of PROS and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF PROS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY PROS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROS AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about PROS and the proposed transaction once such documents are filed by PROS with the SEC at the SEC’s website at www.sec.gov or from PROS at its website at https://ir.pros.com/.

Participants in the Solicitation

PROS and certain of its directors, executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about PROS’s directors and executive officers is set forth in (i) PROS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 12, 2025, and can be found here, (ii) PROS’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025, as supplemented on April 7, 2025, under the headings “Directors”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership”, and “Related Party Transactions” and can be found here, (iii) PROS’ Current Report on Form 8-K, which was filed on May 1, 2025 and can be found here, and (iv) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of PROS securities by its directors or executive officers have changed since the amounts set forth in PROS’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available at EDGAR Search Results here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in PROS’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by PROS will be available free of charge through the website maintained by the SEC at sec.gov and PROS’s website at https://ir.pros.com/.

Forward-looking statements

This communication, and the documents to which PROS refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent PROS’ expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of PROS, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, PROS expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond PROS’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect PROS’ business and the price of the common stock of PROS, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of PROS and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require PROS to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on PROS’ business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from PROS’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against PROS related to the merger agreement or the transaction, (ix) PROS’ ability to retain, hire and integrate skilled personnel including PROS’ senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) the impact of adverse general and industry-specific economic and market conditions, (xii) risks caused by delays in upturns or downturns being reflected in PROS’ financial position and results of operations, (xiii) risks that the benefits of the merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed merger, and (xv) other factors described under the heading “Risk Factors” in PROS’ Annual Report on Form 10-K for the year ended December 31, 2024, PROS’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. PROS cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, PROS cannot assure you that PROS will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect PROS or PROS’ operations in the way PROS expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, PROS does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

Contacts

Thoma Bravo Contacts

Megan Frank

+1.212.731.4778

mfrank@thomabravo.com

or

FGS Global

Abby Farr

+1.646.957.2067

thomabravo-US@fgsglobal.com

PROS Contacts

Media

Amy Williams

+1 713-335-5916

awilliams@pros.com

or

Jamie Moser / Aura Reinhard

Joele Frank, Wilkinson Brimmer Katcher

+1 212-355-4449

Investor Relations

Belinda Overdeput

+1 713-335-5879

ir@pros.com